UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 9, 2012

BEST BUY CO., INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) On April 9, 2012, Mr. Brian J. Dunn notified the Board of Directors (the “Board”) of Best Buy Co., Inc. (the “registrant” or "Best Buy") that he has resigned, and the Board accepted his resignation, as Chief Executive Officer and Director of the registrant, effective April 10, 2012. The terms relating to Mr. Dunn's resignation from the registrant are being finalized and will be disclosed by the registrant when available in a subsequent filing.

Director George L. Mikan III, age 41, has been named interim Chief Executive Officer to lead the registrant while a search for a new Chief Executive Officer is conducted. Mr. Mikan formerly served as executive vice president and chief financial officer of UnitedHealth Group Incorporated and chief executive officer of Optum, a health care services company and affiliate of UnitedHealth. Mr. Mikan will remain on the Board but will no longer serve on the Board's Audit and Compensation Committees while serving as the interim Chief Executive Officer. Terms relating to Mr. Mikan's engagement as interim Chief Executive Officer are being finalized and will be disclosed by the registrant when available on an amendment to this Current Report on Form 8-K.

Richard Schulze, the founder of Best Buy, will remain Chairman of the Board of the registrant.

For additional information regarding Mr. Dunn, Mr. Mikan or Mr. Schulze, see the registrant's Annual Report on Form 10-K for the fiscal year ended February 26, 2011 and Proxy Statement dated May 26, 2011.

Item 7.01	Regulation FD Disclosure.

A news release announcing the resignation of Mr. Dunn and the appointment of Mr. Mikan as interim Chief Executive Officer was issued on April 10, 2012, and is furnished as Exhibit 99 to this Current Report on Form 8-K. The registrant's Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following is furnished as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
99
News release issued April 10, 2012. Any internet address provided in this release is for information purposes only and is not intended to be a hyperlink. Accordingly, no information at any internet address is included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: April 11, 2012	By:	SUSAN S. GRAFTON
Susan S. Grafton
Senior Vice President, Controller and Chief Accounting Officer

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